UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

INTERCORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54012 (Commission File Number)	27-2506234 (I.R.S. Employer Identification No.)

1615 South Congress Avenue - Suite 103 Delray Beach, FL 33445 (Address of principal executive offices) (zip code)

(561) 900-3709 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Topside Convertible Note Payable #2

On October 15, 2014, we entered into a Loan and Security Agreement and Secured Promissory Note (collectively "Topside Convertible Note Payable #2") with Topside Partners, LP ("Topside") under which we borrowed various amounts between that date and October 22, 2014 totaling $1,085,000 and received net proceeds of $974,900. We paid a facility fee and origination fees totaling $45,000 and $65,100, respectively, in connection with this agreement. This note bears interest at 18% per annum, is secured by a lien on all our assets subordinate only to our debt to Rhine Partners, LP, and matures on April 30, 2015. Under the terms of this note, we are obligated to commence repayment of the principal when we become cash flow positive and may do so without penalty. Outstanding principal may be converted at the election of Topside at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 60% discount to market based on the average closing price of our common stock on the five days preceding such election except that through April 15, 2015, Topside may convert the outstanding principal into common stock at a price equal to the lesser of: a) $2.00 per share; or b) a 60% discount to market based upon the average closing price five days preceding such election. Topside has the right to make such a conversion election up to five days after we have tendered payment of the principal.

Additionally on that same day and under the terms of Topside Convertible Note Payable #2, we issued a warrant for Topside to purchase up to 2,000,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant was 100% vested upon issuance. The warrant contains a cashless exercise provision but also contains a 9.99% limiter such that Topside cannot exercise the warrant to purchase shares of common stock if such exercise would cause Topside to own more than 9.99% of our then-outstanding common stock.

Topside Convertible Note Payable #3

On October 29, 2014, we entered into a Loan and Security Agreement and Secured Promissory Note (collectively "Topside Convertible Note Payable #3") with Topside under which we borrowed various amounts between that date and November 5, 2014 totaling $994,973 and received net proceeds of $895,000. We paid a facility fee and origination fees totaling $40,275 and $59,698, respectively, in connection with this agreement. This note bears interest at 18% per annum, is secured by a lien on all our assets subordinate only to our debt to Rhine Partners, LP, and matures on May 31, 2015. Under the terms of this note, we are obligated to commence repayment of the principal when we become cash flow positive and may do so without penalty. Outstanding principal may be converted at the election of Topside at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 60% discount to market based on the average closing price of our common stock on the five days preceding such election except that through April 29, 2015, Topside may convert the outstanding principal into common stock at a price equal to the lesser of: a) $2.00 per share; or b) a 60% discount to market based upon the average closing price five days preceding such election. Topside has the right to make such a conversion election up to five days after we have tendered payment of the principal.

Additionally on that same day and under the terms of Topside Convertible Note Payable #3, we issued a warrant for Topside to purchase up to 2,000,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant was 100% vested upon issuance. The warrantcontains a cashless exercise provision but also contains a 9.99% limiter such that Topside cannot exercise the warrant to purchase shares of common stock if such exercise would cause Topside to own more than 9.99% of our then-outstanding common stock.

Topside Convertible Note Payable #4

On November 7, 2014, we entered into a Loan and Security Agreement and Secured Promissory Note (collectively "Topside Convertible Note Payable #4") with Topside under which we borrowed various amounts between that date and November 19, 2014 totaling $1,000,532 and received net proceeds of $900,000. We paid a facility fee and origination fees totaling $40,500 and $60,032, respectively, in connection with this agreement. This note bears interest at 18% per annum, is secured by a lien on all our assets subordinate only to our debt to Rhine Partners, LP, and matures on May 31, 2015. Under the terms of this note, we are obligated to commence repayment of the principal when we become cash flow positive and may do so without penalty. Outstanding principal may be converted at the election of Topside at any time into shares of our Series D Preferred Shares at the price of $10.00 per share or into shares of our restricted common stock at a price of a 40% discount to market based on the average closing price of our common stock on the five days preceding such election except that through May 7, 2015, Topside may convert the outstanding principal into common stock at a price equal to the lesser of: a) $3.00 per share; or b) a 40% discount to market based upon the average closing price five days preceding such election. Topside has the right to make such a conversion election up to five days after we have tendered payment of the principal.

Additionally on that same day and under the terms of Topside Convertible Note #4, we issued a warrant for Topside to purchase up to 2,000,000 shares of our common stock at an exercise price of $1.00 per share for a period of four years. The warrant was 100% vested upon issuance. The warrant contains a cashless exercise provision but also contains a 9.99% limiter such that Topside cannot exercise the warrant to purchase shares of common stock if such exercise would cause Topside to own more than 9.99% of our then-outstanding common stock.

Amendment to Topside Notes

In late January 2015, the parties to Topside Convertible Notes Payable #2, #3, and #4 (collectively, the “Topside Notes”) realized they did not include a limitation in the Topside Notes (but did in the warrants) that limited the conversion of the Topside Notes if such conversion would cause Topside to own more than 9.99% of our common stock. This was an error in the Topside Notes as the agreement between the parties was that such a limitor would appear in the Topside Notes (in the event Topside elected to convert into shares of our common stock). In order to correct this omission in the drafting of the original documents we entered into an amendment to the Topside Notes on February 10, 2015.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

As noted in Item 1.01, pursuant to the terms of the Topside Notes, those notes are convertible instruments, with the principal amount due thereunder convertible into either shares of our Series D Preferred Stock at $10.00 per share or shares of our common stock: a) at a price equal to either 40% (Topside Convertible Notes Payable #2 and #3) or 60% (Topside Convertible Note Payable #4) of the market price based upon the average closing price of the five days preceding such election; orb) during the first six months after the issuance of such notes at a price equal to the lower of 40% (Topside Convertible Notes Payable #2 and #3) or 60% (Topside Convertible Note Payable #4) of the market price based upon the average closing price of the five days preceding such election or $2.00 per share (Topside Convertible Notes Payable #2 and #3) and $3.00 per share (Topside Convertible Note Payable #4). In connection with the Topside Convertible Notes Payable we also issued Topside warrants to purchase up to 6,000,000 shares of common stock at $1.00 per share, which terminate four years after issuance. The issuance of these securities was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Topside is an accredited and familiar with our operations, as represented by Topside in the Topside Convertible Notes.

On October 15 and November 7, 2014, we issued 1,290,491 shares of restricted common stock to Topside in connection with its exercise of warrants to purchase 1,518,130 shares of our common stock. We did not receive any consideration for the exercise of these warrants as they were issued pursuant to the cashless exercise provision contained in those warrants. These issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact Topside is an accredited and familiar with our operations, as represented by Topside in the Topside Convertible Notes.

On various dates from November 12, 2014 through January 21, 2015, we issued 30,000 shares of restricted common stock at $2.00 per share to private investors in connection with the exercise of warrants and received proceeds of $60,000. These issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the investors were either accredited or sophisticated investors and familiar with our operations.

On November 19, 2014, we issued 17,000 shares of restricted common stock at $2.95 per share to a private investor and received proceeds of $50,150. This issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact the investor is either an accredited or sophisticated investor and familiar with our operations.

On January 16, 2015 and January 27, 2015, we issued 27,000 shares of restricted common stock at $2.00 per share to private investors and received proceeds of $54,000. These issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, due to the fact these investors were either accredited or sophisticated investors and familiar with our operations.

SECTION 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

	10.1	Form of Topside Partners, LP Note

	10.2	Form of Warrant to Topside Partners, LP

	10.3	Amendment #1 to Topside Partner Note dated October 15, 2014

	10.4	Amendment #1 to Topside Partner Note dated October 29, 2014

	10.5	Amendment #1 to Topside Partner Note dated November 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2015	InterCore, Inc.
a Delaware corporation
/s/ James F. Groelinger

By: James F. Groelinger
Its: Chief Executive Officer